Exhibit 99.01

Delivering on Expectations Merrill Lynch Conference September 25, 2007 New York City, NY Dick Kelly Chairman, President and CEO

This material includes forward-looking statements that are subject to certain risks, uncertainties and assumptions. Such forward-looking statements include projected earnings, cash flows, capital expenditures and other statements and are identified in this document by the words “anticipate,” “estimate,” “expect,” “projected,” “objective,” “outlook,” “possible,” “potential” and similar expressions. Actual results may vary materially. Factors that could cause actual results to differ materially include, but are not limited to: general economic conditions, including the availability of credit, actions of rating agencies and their impact on capital expenditures; business conditions in the energy industry; competitive factors; unusual weather; effects of geopolitical events, including war and acts of terrorism; changes in federal or state legislation; regulation; costs and other effects of legal administrative proceedings, settlements, investigations and claims including litigation related to company-owned life insurance (COLI); actions of accounting regulatory bodies; the higher degree of risk associated with Xcel Energy’s nonregulated businesses compared with Xcel Energy’s regulated business; and other risk factors listed from time to time by Xcel Energy in reports filed with the SEC, including Exhibit 99.01 to Xcel Energy’s report on Form 10-K for year 2006. Safe Harbor

Attractive Total Return Sustainable 5% – 7% earnings per share growth Dividend yield 4.3% Dividend growth of 2% – 4% per year Value Proposition Low risk, fully regulated and integrated utility Constructive regulatory environment with enhanced recovery of major capital projects Pipeline of investment opportunities Environmental leader, well-positioned for changing rules ~ ~

Delivering on Expectations Positive resolution of the COLI program Completed upgrade of the King plant Signed 100-MW wind development project Filed Certificate of Need for CapX 2020 Constructive resolutions of several rate cases Filed rate cases in Wisconsin and New Mexico Increased dividend 3.4% Positioned to deliver 2007 earnings from continuing operations at the high-end or potentially exceeding guidance range 2007 Accomplishments

Delivering on Expectations Minnesota Emissions Reduction Project Approximately 75% of capital spent King upgrade completed on schedule Project is within 5% of original budget Comanche 3 Approximately 45% of capital spent Project is on schedule Project is on budget Estimated plant cost is approximately $1,400/kw Estimated all-in cost is approximately $1,800/kw Strong Construction Management

Capital Investment Opportunities Capital Expenditures by Function ($Millions) $1,900 $1,900 $1,700 $1,850 $1,700 2007 2008 2009 2010 2011 Elec Gen Elec Tran Elec Dist Gas Nuclear Fuel Common/Other

Transmission Expansion - CapX 2020 South Dakota Iowa Minnesota Wisconsin North Dakota Group II Group I Group I Total Cost $1.4 - $1.7 Billion Xcel Share $800 - $900 Million Certificate of Need Filed In Service in 2014 Post Group I In Service 2014 – 2020 ~ ~ ~ ~

Nuclear Life Extension and Uprate Monticello Life extension approximately $150 million Power uprate approximately $130 million ($1,850/kw) 15 MW new capacity in 2009 56 MW new capacity in 2011 Prairie Island Life extension approximately $400 million Includes Unit 2 steam generator replacement Power uprate approximately $320 million ($1,900/kw) 82 MW new capacity on Unit 1 in 2012 82 MW new capacity on Unit 2 in 2015

Enhanced Recovery on Capital Investment Capital Expenditures ($Millions) Depreciation $0 $400 $800 $1,200 $1,600 $2,000 2007 2008 2009 2010 2011 Traditional Enhanced Recovery

Delivering on Rate Base Growth $Billions CAGR = 6% $11.7 $12.8 $13.7 $14.4 $15.1 $15.5 2006A 2007 2008 2009 2010 2011

Incremental Investment Opportunities Capital expenditure forecast is being updated and should be completed in third quarter Forecast is expected to increase: Additional wind generation Additional transmission Potential needs from resource plans Incremental investment will drive future EPS growth

Funding Plan Through 2009 Cash from operations NOL tax benefits DRIP Debt issuances Hybrid issuance Potential equity issuance

Delivering on EPS Growth Objective $1.15 $1.30 $1.30 - $1.40 2005 Actual 2006 Actual 2007 Guidance Guidance Range Utility Operations $1.45 – $1.55 Holding Company & Other (0.15) Continuing Operations $1.30 – $1.40* Disc Ops $(0.10) – $(0.08) Total Xcel Energy $1.20 – $1.32 13% >7% 2007 Continuing Operations EPS Guidance * Xcel Energy is positioned to deliver 2007 earnings from continuing operations at the high-end or potentially exceeding guidance range

Delivering on Dividend Growth Objective Annualized dividend per share 2004-2007 CAGR = 3.5% $0.92 $0.89 $0.86 $0.83 $0.75 2003 2004 2005 2006 2007

Delivering on Expectations Colorado rate case to be filed in fall 2007 Based on forecast test year Resource plans to be filed Colorado: October 2007 Minnesota: December 2007 Additional capital investment opportunities Actions to improve earned ROE in jurisdictions where we aren’t earning our authorized return Additional Catalysts

Key Take-Aways Strong regulatory recovery mechanisms Forward test years Riders for major capital projects Fuel clause and PGA recovery Opportunities exist to improve earned ROE in jurisdictions where we aren’t earning our authorized return Significant capital investment opportunities We are disciplined portfolio managers Capital investment is driven by customer requirements and economic signals

Attractive Total Return Sustainable 5% – 7% earnings per share growth Dividend yield 4.3% Dividend growth of 2% – 4% per year Value Proposition Low risk, fully regulated and integrated utility Constructive regulatory environment with enhanced recovery of major capital projects Pipeline of investment opportunities Environmental leader, well-positioned for changing rules ~ ~

Upcoming Analyst Meeting Date: December 5th Location: New York Marriott Marquis Times Square Details to follow in the coming weeks

Appendix

Profile NSP- Wisconsin 7% of net income NSP- Minnesota 47% of net income SPS 8% of net income PSCo 38% of net income 2006 EPS $1.30 continuing operations 2007 Dividend $0.92 per share annualized Traditional Regulation Operate in 8 States Combination Utility: Electric 85% of net income Gas 15% of net income Customers: 3.3 million electric 1.8 million gas 2006 Financial Stats: NI Cont Op = $548 million Assets = $22 billion Equity Ratio = 43% GAAP ROE = 10.1%

Coal 35 8,182 Natural Gas 58 4,987 Nuclear 3 1,668 Hydro 83 508 Oil 24 460 RDF 6 67 Wind 37 27 Total 15,899 2006 Owned Generating Facilities Unit Type Units MW Xcel Energy Supply Sources Nuclear 12% Coal ** 52% Gas & Oil 27% * Includes purchases ** Low-sulfur western coal Renewables9% 2006 Energy Supply Mix*

Delivering Competitively Priced Energy Summer 2006 EEI Typical Bills Cents per kWh (Retail) 7.01 Phoenix Amarillo Milwaukee Des Moines Kansas City Denver Mpls/St. Paul Boston Chicago Salt Lake City St. Louis Miami New York Washington DC 6.64 7.79 0 3 6 9 12 15 18 21

Strong Operational Performance Nuclear Capacity Factors 2003 2004 2005 2006 System Reliability (SAIDI) - Minutes 2003 2005 2006 2004 105 81.4 99.5 79.2 92.3 91.2 90.4 92.8 OSHA Incident Rate 2003 2005 2006 2004 3.62 3.40 2.53 2.76 Residential Satisfaction 88% 85% 85% 85% 2003 2005 2006 2004 Good Good Good Good

Debt Maturities Dollars in millions PSCO $100M due 3/1/07 @ 7.11% Xcel Energy $230M due 11/1/07 @ 7.50% $0 $200 $400 $600 $800 $1,000 $1,200 2007 2008 2009 2010 2011 2012 2013 2014 2015 Xcel NSPM NSPW PSCo SPS

Senior Debt Ratings Secured Unsecured Holding Co. BBB+ Baa1 BBB- NSPM A+ A2 A- A A3 BBB- NSPW A+ A2 A- A A3 BBB PSCo A A3 A- A- Baa1 BBB- SPS BBB+ Baa1 BBB Fitch Moody’s S&P Fitch Moody’s S&P

Constructive Regulation 2006 Rate Case Outcomes (Millions) Colorado Gas $34.5 $22.0 11.0% 10.5% Wisconsin Electric 53.1 43.4 11.9% 11.0% Wisconsin Gas 7.8 3.9 11.9% 11.0% Minnesota Electric 156 131/115* 11.0% 10.54% Colorado Electric 208 151 11.0% 10.5% Dollar Increase Return on Equity Requested Granted Requested Granted * $131 million for 2006 reduced to $115 million in 2007 for large customer coming on-line January 1, 2007

2007 Rate Case Outcomes $Millions Colorado Gas $41.9 $32.3 11.0% 10.25% North Dakota Gas $2.8 $2.3 11.3% 10.75% Texas Electric $48.0 $23.0 11.6% NA Minnesota Gas $18.5 $11.9 11.0% 9.71% Dollar Increase Return on Equity Requested Granted Requested Granted

Pending Rate Cases Dollars in millions Wisconsin Electric $67.4 11.0% NA Dec. 2007 Wisconsin Gas $5.3 11.0% NA Dec. 2007 New Mexico Electric $17.3 11.0% NA Summer 2008 Future Rate Cases: * Colorado electric rate case filing planned for the fall of 2007 * Texas electric rate case filing planned for 2008 Revenue Requested Interim Jurisdiction Request ROE Rate Decision

Capital Expenditure Forecast $Millions Denotes enhanced recovery process 2007 2008 2009 2010 2011 Base & Other Cap Ex $ 955 $ 950 $ 950 $1,000 $ 965 MERP 275 170 35 10 0 Comanche 3 345 275 55 15 0 MN Wind Transmission 150 20 50 15 0 CapX 2020 5 20 110 240 180 Sherco Upgrade 10 65 200 245 165 Wind Generation 50 155 0 0 0 BART Projects 0 5 40 65 40 Nuclear Fuel 90 160 145 105 165 Capacity & Life Ext 20 80 115 155 185 Total $1,900 $1,900 $1,700 $1,850 $1,700

 Capital Expenditures by Op Co $Millions 2007 2008 2009 2010 2011 NSP-MN $995 $1,050 $1,000 $1,090 $995 PSCo 690 635 515 580 490 SPS 140 130 130 120 150 NSP-WI 75 85 55 60 65 Total $1,900 $1,900 $1,700 $1,850 $1,700

Capital Expenditures by Function $Millions 2007 2008 2009 2010 2011 Elec Gen $837 $874 $624 $683 $658 Elec Tran 390 251 307 428 318 Elec Dist 317 318 325 329 298 Gas 117 141 165 139 121 Nuclear Fuel 87 161 147 105 165 Common/Other 152 155 132 167 140 Total $1,900 $1,900 $1,700 $1,850 $1,700

2006 Rate Base and ROE Minnesota Electric $3,599 10.3% Minnesota Gas 441 6.1 North Dakota Electric 188 8.9 North Dakota Gas 44 7.5 South Dakota Electric 232 11.1 Colorado Electric 3,292 7.7 Colorado Gas 1,106 7.8 Wisconsin Electric 556 10.7 Wisconsin Gas 77 4.6 Texas Electric 977 6.5 New Mexico Electric 311 6.2 Wholesale 879 NR Total Rate Base $11,702 NR = Not Reported $Millions W/N Rate Base Earned ROE

Environmental Leadership Number 1 utility wind provider — 1,300 MW on-line — 2,800 MW projected by year-end 2007 Over 2,000 MW of conservation and DSM achieved One of the largest U.S. solar photovoltaic projects Evaluating an IGCC with sequestration Reducing emissions and increasing efficiency at power plants — MERP — Comanche — Sherco Upgrade Project Planning life extension and capacity increases at nuclear plants Member of Dow Jones Sustainability Index

Source: National Renewable Energy Laboratory Xcel Energy and Wind Potential Wind Density High Low Xcel Energy States Served

Projected Wind Generation MW 1,300 2,800 6,000 2006 2007 2020

Northern States Power – Minnesota 2006 Customers Electric 1,360,000 Gas 465,000 Minnesota North Dakota South Dakota 2006 Financials ($Millions) Earnings Cont. Op $272 Assets $9,079 GAAP ROE 11.2% Equity Ratio 52.3% 2006 Owned Generation (MW) (NSP System) Coal 3,590 Nuclear 1,817 Gas 2,335 Renewable 399 2006 Retail Sales (Thousands of Mwh / MMBtu) Electric 35,923 Gas 70,497

NSP-M 2006 Rate Base and ROE Minnesota Electric $3,599 10.3% Minnesota Gas 441 6.1 North Dakota Electric 188 8.9 North Dakota Gas 44 7.5 South Dakota Electric 232 11.1 Wholesale 27 NR Total Rate Base $4,531 Regulated Equity Ratio = 51.6% NR = Not Reported $Millions W/N Rate Base Earned ROE

Minnesota Recovery Mechanisms Forward test year with interim rates MERP rider Transmission rider Conservation improvement program rider Mercury reduction & environmental improvement rider RDF rider State energy policy rider Fuel clause adjustment Purchased gas adjustment

Dakota’s Recovery Mechanisms Forward test year with interim rates (ND) Historical test year (SD) Environmental rider (ND & SD) Transmission rider (ND & SD) Fuel clause adjustment (ND & SD) Full decoupling on retail natural gas (ND)

Colorado Public Service Company of Colorado 2006 Customers Electric 1,320,000 Gas 1,250,000 2006 Financials ($Millions) Earnings Cont. Op $221 Assets $8,363 GAAP ROE 7.8% Equity Ratio 56.5% 2006 Owned Generation (MW) Coal 2,656 Gas 1,026 Wind 54 Renewable 358 2006 Retail Sales (Thousands of Mwh / MMBtu) Electric 27,198 Gas 125,123

PSCo 2006 Rate Base and ROE Colorado Electric $3,292 7.7% Colorado Gas 1,106 7.8 Wholesale 418 NR Total Rate Base $4,816 Regulated Equity Ratio = 60.3% NR = Not Reported $Millions W/N Rate Base Earned ROE

Colorado Recovery Mechanisms Ability to file either historical or forecast test years Purchased capacity cost adjustment Comanche 3 – forward CWIP via general rate case Transmission rider Renewable energy rider IGCC rider (if there is an approved project) Demand side management cost adjustment rider Air quality improvement rider Energy cost adjustment Gas cost adjustment Partial decoupling on retail natural gas

Wisconsin Upper Michigan Northern States Power – Wisconsin 2006 Customers Electric 245,000 Gas 100,000 2006 Financials ($Millions) Earnings Cont. Op $44 Assets $1,251 GAAP ROE 9.7% Equity Ratio 57.1% 2006 Owned Generation (MW) Included in NSP System 2006 Retail Sales (Thousands of Mwh / MMBtu) Electric 6,173 Gas 14,568

NSP-W 2006 Rate Base and ROE Wisconsin Electric $556 10.7% Wisconsin Gas 77 4.6 Wholesale 29 4.4 Michigan Electric 14 8.4 Michigan Gas 3 2.2 Total Rate Base $679 Regulated Equity Ratio = 56.1% $Millions W/N Rate Base Earned ROE

Wisconsin Recovery Mechanisms Forward test year Ability to file for prospective fuel & purchase energy adjustments (Wisconsin) Fuel clause adjustment – wholesale Purchased gas adjustment Fuel clause factor (Michigan retail)

Southwestern Public Service Texas New Mexico 2006 Customers Electric 385,000 2006 Financials ($Millions) Earnings Cont. Op $48 Assets $2,619 GAAP ROE 5.9% Equity Ratio 49.1% 2006 Owned Generation (MW) Coal 2,073 Gas 2,078 2006 Retail Sales (Thousands of Mwh / MMBtu) Electric 17,291

SPS 2006 Rate Base and ROE Texas Electric $977 6.5% New Mexico Electric 311 6.2 Wholesale 404 NR Total Rate Base $1,692 Regulated Equity Ratio = 50.1% NR = Not Reported $Millions W/N Rate Base Earned ROE

SPS Recovery Mechanisms Historical test year (Texas & New Mexico) Texas fixed fuel factor recovery New Mexico fuel clause adjustment Ability to establish interim rates through rate case to recover capacity costs associated the Lea Power contract (Texas)